UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2007

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported by Cooper Tire & Rubber Company (the "Company") in a Current Report on Form 8-K filed on July 5, 2007, Mr. James H. Geers retired from his position of Vice President, Global Human Resources with the Company effective June 29, 2007.

As of November 1, 2007, the Company and Mr. Geers entered into a Consultant Agreement (the "Agreement") under which Mr. Geers will serve as a consultant to the Company’s management through December 31, 2008 (unless earlier terminated, or extended by mutual agreement, as provided for in the Agreement). During this period, Mr. Geers will report to the Company’s Senior Vice President, Global Human Resources, and the Company anticipates that Mr. Geers will provide management assistance to the Company issues.

For his services, Mr. Geers will be paid no later than November 9, 2007 a lump sum of $350,000, and will be provided a vehicle under the terms of the Company’s vehicle program until the earlier of Mr. Geers’ death and December 31, 2008. Mr. Geers will have the option to purchase this vehicle, at a price equal to the Company’s cost, on or before December 31, 2008. The Company will also reimburse Mr. Geers for his reasonable and ordinary expenses incurred in connection with his duties, and through December 31, 2007 will provide Mr. Geers with a cell phone, a blackberry, office space with a computer and security access to the Company’s business premises. Mr. Geers will not be entitled to any other benefits provided to the Company’s full-time employees.

This summary of the Agreement is qualified in its entirety by reference to the Consultant Agreement, dated November 1, 2007, by and between the Company and Mr. Geers, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Consultant Agreement, dated November 1, 2007, by and between Cooper Tire & Rubber Company and James H. Geers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

November 7, 2007	By:	/s/ Jack Jay McCracken

Name: Jack Jay McCracken
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Consultant Agreement, dated November 1, 2007, by and between Cooper Tire & Rubber Company and James H. Geers